OUTLOOK FUNDS TRUST
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John M. Meckler, Lawrence E. Phillips, Mark D. Moyer and Stephen W. Leonhardt constitute and appoint David Faherty, Megan Koehler and Karen Shaw each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Outlook Funds Trust, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John M. Meckler

John M. Meckler

Dated: January 9, 2014

Sworn to before me this 9th day of January, 2014

/s/ Yvonne Cappelletti

YVONNE CAPPALLETTI

Notary Public, State of New York

Registration #01OA6037578

Qualified in Westchester County

Commission Expires April 8, 2014

OUTLOOK FUNDS TRUST
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John M. Meckler, Lawrence E. Phillips, Mark D. Moyer and Stephen W. Leonhardt constitute and appoint David Faherty, Megan Koehler and Karen Shaw each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Outlook Funds Trust, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Lawrence E. Phillips

Lawrence E. Phillips

Dated: January 9, 2014

Sworn to before me this 9th day of January, 2014

/s/ Yvonne Cappelletti

YVONNE CAPPALLETTI

Notary Public, State of New York

Registration #01OA6037578

Qualified in Westchester County

Commission Expires April 8, 2014

OUTLOOK FUNDS TRUST
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John M. Meckler, Lawrence E. Phillips, Mark D. Moyer and Stephen W. Leonhardt constitute and appoint David Faherty, Megan Koehler and Karen Shaw each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Outlook Funds Trust, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mark D. Moyer

Mark D. Moyer

Dated: January 9, 2014

Sworn to before me this 9th day of January, 2014

/s/ Yvonne Cappelletti

YVONNE CAPPALLETTI

Notary Public, State of New York

Registration #01OA6037578

Qualified in Westchester County

Commission Expires April 8, 2014

OUTLOOK FUNDS TRUST
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that John M. Meckler, Lawrence E. Phillips, Mark D. Moyer and Stephen W. Leonhardt constitute and appoint David Faherty, Megan Koehler and Karen Shaw each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Outlook Funds Trust, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen W. Leonhardt

Stephen W. Leonhardt

Dated: January 9, 2014

Sworn to before me this 9th day of January, 2014

/s/ Yvonne Cappelletti

YVONNE CAPPALLETTI

Notary Public, State of New York

Registration #01OA6037578

Qualified in Westchester County

Commission Expires April 8, 2014